BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Growth Fund

(the “Fund” or the “Growth Fund”)

Supplement dated March 28, 2017 to the Summary Prospectuses

and the Prospectuses of the Fund, each dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Large Cap Growth Fund — Portfolio Manager” or “Fund Overview — Key Facts About BlackRock Large Cap Growth Fund — Portfolio Manager,” as applicable, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.
Lawrence Kemp, CFA	2017	Managing Director of BlackRock, Inc.
Todd Burnside	2017	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Growth Fund — About the Portfolio Manager of Growth Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF GROWTH FUND

The Fund is managed by a team of financial professionals. Peter Stournaras, CFA, Lawrence Kemp, CFA, and Todd Burnside are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with, solely with respect to the Fund, the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management
Todd Burnside	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2015; Vice President of BlackRock, Inc. from 2008 to 2015

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Shareholders should retain this Supplement for future reference.

ALLPR-LCG-0317SUP

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